Share Based Compensation Expenses (Tables)	12 Months Ended
Mar. 31, 2024
Share Based Compensation Expenses [Abstract]
Schedule of Weighted Average Fair Value of Share Options Grant Date	With the assistance of an independent third-party appraiser, the weighted average fair value of share options at grant date was estimated to be $3.36 per ordinary share, by using the Binomial Option Pricing Model with the following assumptions:
Expected dividend yield	-
Expected volatility	122.25%
Risk-free interest rate (per annum)	3.18%
Time to maturity (in years)	4.61

Schedule of Stock Option Activity	A summary of option activity under the employee share option plan as of March 31, 2024 and changes during the year then ended is presented below.
	Number of Options	Weighted Average Exercise Price
Granted	$1,562,500	$2
Forfeiture	(156,250)	2
Outstanding as of March 31, 2024	$1,406,250	$2
Exercisable as of March 31, 2024	-	-